UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 26, 2005

Date of report (date of earliest event reported)

Foundation Coal Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-118427	42-1638663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Corporate Boulevard, Suite 300, Linthicum Heights, MD 21090-2227
(Address of Principal Executive Offices)

410-689-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

SIGNATURES

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On September 19, 2005, the Company closed its secondary offering and the partial exercise of the over-allotment shares in which Blackstone, First Reserve and AMCI Acquisition III, LLC sold an aggregate of 10,260,500 shares of the Company’s common stock. On October 26, 2005, Stephen Ko and Hans J. Mende resigned from Foundation Coal Holdings, Inc.’s Board of Directors.   Messrs. Ko and Mende were respectively one of  Blackstone’s and First Reserve’s designees to the Company’s Board of Directors pursuant to the stockholders agreement among the Company, affiliates of Blackstone, First Reserve Fund IX, L.P., AMCI Acquisition, LLC and other identified parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2005

Foundation Coal Holdings, Inc.

/s/ Frank J. Wood
Senior Vice President and Chief Financial Officer